Financial result	6 Months Ended
Jun. 30, 2022
Text Block [Abstract]
Financial result
7. Financial result
Financial income and financial expenses consist of the following:

	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
	(Euros in thousands)		(Euros in thousands)

Interest income	69	38	75	87
Foreign currency gains	6,946	19	8,699	3,014
Gain on other financial instruments	—	156	—	—

Financial income	7,015	213	8,774	3,101

Interest expenses	(376)	(140)	(538)	(245)
Foreign currency losses	(31)	(489)	(986)	(101)
Losses on other financial instruments	—	—	—	(931)

Financial expenses	(407)	(629)	(1,524)	(1,277)
Change in fair value of warrant liabilities	(2,786)	(2,722)	13,743	(3,936)

Financial result	3,822	(3,138)	20,993	(2,112)

Foreign currency gains and losses mainly consist of unrealized gains and losses in connection with our USD holdings of both cash and cash equivalents as well as bonds.
The fair value of the warrants decreased from €3.88 per warrant as of December 31, 2021 to €1.58 as of March 31, 2022 and increased to €1.96 as of June 30, 2022. The result is an increase in fair value of warrant liabilities of €2.8 million for the three months ended June 30, 2022 and a decrease in fair value of warrant liabilities of €13.7 million for the six months ended June 30, 2022.
Losses on other financial instruments consist of losses from unrealized currency forward contracts.